Seismic Data Library (Tables)	12 Months Ended
Dec. 31, 2012
Seismic Data Library [Abstract]
Summary of the net book value of the Company’s seismic data library
The following table sets forth a summary of the net book value of the Company’s seismic data library (in thousands):

	As of December 31,
	2012	2011
U.S. Onshore:
Unconventional 3D	$94,553	$43,106
Conventional 3D	8,628	21,166
Canadian:
Unconventional 3D	76,335	55,738
Conventional 3D	294	513
2D	126	171
U.S. Offshore	181	—
Total	$180,117	$120,694